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                                                                   EXHIBIT 10.79

                                   GUARANTY

     FOR VALUE RECEIVED, and as direct inducement to Polyphase Corporation, a corporation duly authorized and existing pursuant to the state of Nevada with its principal place of business at 4800 Broadway, Suite A, Addison Texas 75001 in Dallas County, Texas, (hereinafter "Payee"), to loan and advance funds to Polyphase Instrument Acquisition Corporation, a Pennsylvania corporation ("Maker") pursuant to that certain Subordinated Promissory Note executed of even date herewith (the "Note"), POLYPHASE INSTRUMENT CO., a corporation duly authorized and existing pursuant to the laws of the Commonwealth of Pennsylvania with its principal place of business at 175 Commerce Drive, Fort Washington, Pennsylvania 19034 (hereinafter referred to as "PIC" or "Guarantor"), does hereby absolutely, unconditionally and irrevocably guaranty the full, complete and prompt payment and performance to Payee of all amounts that become due and owing to it, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter pursuant to the terms of the Note, a true and correct copy of which is attached hereto as Exhibit "A."

     1. Guaranty. This is an absolute, irrevocable, present and continuing guaranty and shall remain in full force and effect from the date hereof until any and all amounts due and owing by Maker pursuant to the Note have been paid in full or until this Guaranty shall be revoked by the mutual written agreement of Payee and Guarantor, whichever first occurs.

     2. Payee's Remedies. Guarantor is a primary obligor of the indebtedness and not merely a surety. In the event of any default by Maker in payment of the obligations under the Note (the "Obligations"), Guarantor agrees, on demand by Payee, to pay all sums due hereunder and to perform all Obligations of Maker under the Note. In any action to enforce this Guaranty, Payee, at its election, may proceed against the Guarantor, with or without: (i) joining Maker in any such action; (ii) commencing any action against or obtaining any judgment against Maker; or (iii) commencing any proceeding to enforce the Note.

     3. No Discharge. Guarantor agrees that the obligations, covenants, and agreements of Guarantor under this Guaranty shall not be affected or impaired by any act of Payee, or any event or condition except payment in full and full performance of the Obligations. Specifically,
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     Guarantor agrees that, without payment in full and full performance of the
     Obligations, the liability of Guarantor hereunder shall not be discharged by: (i) the renewal or extension of time for the payment of or performance of the Obligations; or (ii) any waiver or modification of the Note; (iii) any failure, omission, delay or inadequacy, whether entire or partial, of Payee to exercise any right, power or remedy regarding the Obligations; and
     (iv) the addition of any and all other endorsers, guarantors, obligors and other persons liable for the payment or performance of the Obligations and the acceptance of any and all other security for the payment of performance of the Obligations; all whether or not Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (iv) of this Section 4.

     4. Negative Covenants. So long as any principal of or interest on the Note (whether or not due) shall remain unpaid, the Guarantor shall not, unless the Payee shall otherwise consent in writing:

          (a) Pay total compensation, including salaries, withdrawals, fees, bonuses, commission, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to the four most highly compensated of Guarantor's executives, officers, directors or employees in an amount in excess of Six Hundred Thousand Dollars ($600,000), plus annual increases in the ordinary course of business consistent with past practice; provided, that during any year Guarantor may pay, in addition to such amounts the amount necessary to permit the Maker to provide to its shareholders the amount of the federal and state income taxes payable by them with respect to any income of Maker attributable to them.

          (b) Declare or pay any dividends, purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders, or make any other payment or distribution of assets to its stockholders except as may be necessary to make payments on the Note and the Senior Indebtedness (as that term is defined in the Stock Purchase Agreement dated the date hereof between Maker, Payee, and Guarantor) and except as may be necessary to fund administrative expenses of Maker

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               (not to exceed $45,000 in any one calendar year), and except as provided for herein.

          (c) Enter into any transaction, which materially and adversely affects the Collateral for the Note or this Guaranty.

          (d) Amend or otherwise modify its certificate of incorporation or by-laws.

          (e)  Make any loan or advance to any person or entity.

          (f) Create, incur, or suffer to exist any obligations as lessee for the payment of rent for any real or personal property other than in the ordinary course of business.

          (g) Make or be committed to make any capital expenditure (by purchase or capitalized lease) other than in the ordinary course of its business.

     5. Waiver. Guarantor expressly waives: (i) notice of the acceptance by Payee of this Guaranty; and (ii) presentment, demand, notice of dishonor and protest. No modification or waiver of any of the provisions of this Guaranty will be valid and enforceable unless in a writing duly signed and delivered by Payee.

     6. Assignment. This Guaranty will inure to the benefit of Payee and permitted successors and assigns and will bind Guarantor and its successors and assigns. Payee may assign this Guaranty and any or all of its rights, privileges, interests and remedies hereunder in whole or in part, to any other person, firm, association, or corporation without the prior consent of Guarantor. If assigned, any such assignee will be entitled to the benefits of this Guaranty so assigned and to exercise all rights, interests and remedies so assigned as fully as Payee. Guarantor may assign or transfer its obligations hereunder only with the prior written consent of Payee and in the event of any such assignment or transfer, Guarantor and each assignee or transferee will be primarily and jointly and severally liable under this Guaranty.

     7. Binding Effect. This Guaranty shall insure to the benefit of and be binding upon Payee, Guarantor and their respective permitted successors and assigns.

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     8.   Governing Law. THIS GUARANTY HAS BEEN DELIVERED AT DALLAS, DALLAS
     COUNTY, TEXAS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     9. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to Payee as follows:

          a. This Guaranty has been duly and validly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

          b. The execution and delivery of this Guaranty by Guarantor and the consummation of the transactions contemplated hereby will not conflict with or result in a material breach of any terms or provisions of, or constitute a material default under, (i) any note, bond, mortgage, indenture, license, lease, contract, commitment, agreement or other instrument or obligation to which Guarantor is a party or by which Guarantor may be bound; or (ii) any statute, order, writ, injunction, decree, rule or regulation applicable to Guarantor or any of its properties.

          c. No material consent, approval, authorization, declaration or other order of, or registration or filing with, any court or regulatory authority or any third person is required for the valid execution, delivery and performance of this Guaranty by Guarantor or their consummation of the transactions contemplated hereby.

     10.  Subordination,  The obligations of Guarantor under this Guaranty are
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     subordinate and subject to the obligations of Guarantor with respect to the
     Senior Indebtedness (as that term is defined on the Stock Purchase
     Agreement dated the date hereof by and between Payee and Maker).

     IN WITNESS WHEREOF, POLYPHASE INSTRUMENT CO has executed this Guaranty as of September 30, 1999, and to be executed on its behalf by its officer thereunto duly authorized.

GUARANTOR:

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POLYPHASE INSTRUMENT CO.



______________________________
By:  Gus M. Monastero
Its: President

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